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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

NNN 2002 VALUE FUND, LLC

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51098 (Commission File Number)	75-3060438 (IRS Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01  Regulation FD Disclosure

     On August 26, 2005, Triple Net Properties, LLC, our Manager, distributed a letter (the "Investor Letter") to tenant-in-common investors in the Netpark property located in Tampa, Florida, of which we own a 50% tenant-in-common interest. The full text of the Investor Letter is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. The full text of a refinance analysis which accompanied the Investor Letter is attached as Exhibit 99.2 to this report and is incorporated by reference into this Item 7.01. The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01  Financial Statements and Exhibits

     99.1 - Investor Letter dated August 26, 2005

     99.2 - Refinance Analysis

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2002 VALUE FUND, LLC

Date: August 26, 2005	By: TRIPLE NET PROPERTIES, LLC, its Manager

By: /S/ ANTHONY W. THOMPSON

Name: Anthony W. Thompson
Title: Chief Executive Officer